Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE
	Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB Corporation announceS RETIREMENT

OF CHAIRMAN OF THE BOARDS

GETTYSBURG, PA, February 6, 2020 --- ACNB Corporation (NASDAQ: ACNB) announced today that Frank “Rusty” Elsner, III, Chairman of the Boards of ACNB Corporation and ACNB Bank, informed the Boards of Directors of ACNB Corporation and ACNB Bank that he will be retiring as Chairman of the Board of both the Corporation and the Bank effective February 15, 2020. Mr. Elsner, however, will continue to serve as a Class 3 Director of the Corporation, Director of the Bank, and Vice Chairman of the Board of Directors of Russell Insurance Group, Inc., the insurance subsidiary of the Corporation.

Mr. Elsner indicated that, due to the demands of his growing business, now was an appropriate time to retire from his Chairman of the Board roles. Mr. Elsner advised that, with the recent and successful acquisition of Frederick County Bancorp, Inc. and its wholly-owned subsidiary, Frederick County Bank, as well as ACNB Corporation’s record 2019 earnings report, he will leave his chair roles with both ACNB Corporation and ACNB Bank in a historically strong strategic and financial position. Mr. Elsner further indicated that he was humbled and honored to have served in this capacity for the past seven years during which time the assets of ACNB Bank doubled.

The Boards of Directors of ACNB Corporation and ACNB Bank have acknowledged and accepted Mr. Elsner’s retirement, and in so doing have elected Alan J. Stock, currently Vice Chairman of the Boards of Directors, to the role of Chairman of the Board of both ACNB Corporation and ACNB Bank effective February 15, 2020. Speaking on behalf of the Boards of Directors, Mr. Stock thanked Mr. Elsner for his commitment and dedication to ACNB Corporation and ACNB Bank during his tenure as Chairman of the Boards. James P. Helt, President & Chief Executive Officer of ACNB Corporation and ACNB Bank, also thanked Mr. Elsner for his board leadership and strategic guidance. Mr. Stock stated that ACNB Corporation is in a very sound strategic and financial position and that he looks forward to working with the Boards of Directors and Mr. Helt in his new roles effective February 15, 2020.

ACNB CORPORATION

Press Release/ACNB Corporation Announces Retirement

of Chairman of the Boards

February 6, 2020

ACNB Corporation, headquartered in Gettysburg, PA, is the financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 22 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and seven community banking offices located in Frederick County and Carroll County, MD, respectively. Russell Insurance Group, Inc., the Corporation’s insurance subsidiary, is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

#          #          #

ACNB CORPORATION

Press Release/ACNB Corporation Announces Retirement

of Chairman of the Boards

February 6, 2020

FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of governmental and fiscal policies, as well as legislative and regulatory changes; the effects of new laws and regulations, specifically the impact of the Tax Cuts and Jobs Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act; impacts of the capital and liquidity requirements of the Basel III standards; the effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; the effects of economic conditions on current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; the effects of technology changes; volatilities in the securities markets; the effect of general economic conditions and more specifically in the Corporation’s market areas; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; the ability to manage current levels of impaired assets; the loss of certain key officers; the ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2020-4

February 6, 2020